OTHER FINANCIAL ASSETS	12 Months Ended
Dec. 31, 2018
Miscellaneous assets [abstract]
Disclosure of other assets [text block]

12) OTHER FINANCIAL ASSETS

Details of other financial assets at December 31, 2017 and 2018 are as follow:

	Thousands of U.S. dollars
	2017	2018
Other non-current receivables (*)	11,125	13,232
Non-current guarantees and deposits	49,097	51,838
Total non-current	60,222	65,070
Other current receivables	805	272
Current guarantees and deposits	1,005	619
Total current	1,810	891
Total	62,032	65,961

(*) “Other non-current receivables” as of December 31, 2017 and 2018 primarily comprise a loan granted by the subsidiary RBrasil to third parties. The effective annual interest rate is CDI + 3.75% p.a., maturing up to five years beginning in May 4, 2017, when the value of the loan will be amortized in a single installment.